December 1, 2021
Pioneer Global Sustainable Growth Fund
Important Notice Regarding Change in Investment Policy
Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information, each dated May 7, 2021
The Board of Trustees of Pioneer Global Sustainable Growth Fund has approved changes to the fund’s policy to invest at least 80% of its assets in securities of issuers that adhere to the fund’s environmental, social and governance (ESG) criteria.
Currently, for purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of, among other investments, investments issued by companies significantly involved in the production of alcohol and the operation of gambling casinos and other gaming businesses. These exclusions will be eliminated from the fund’s definition of “ESG criteria,” effective on February 1, 2022.
The following reflects the fund’s modified 80% policy, which will be effective on February 1, 2022.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that the adviser believes adhere to the fund’s ESG criteria.
For purposes of the 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons, consisting of cluster weapons, anti-personnel mines, nuclear weapons, and biological and chemical weapons, and the operation of thermal coal mines. To the extent possible on the basis of information available to the adviser, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities.
32786-00-1221
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